Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
December, 1998
Payment: January 15, 1999

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                Cusip #                393534AC6
                                                Trust Account #       33-34309-0
                                                Distribution Date: Jan. 15, 1999


                                                                                     Per $1,000
Securitized Net Interest Margin Certificates                                          Original
--------------------------------------------                                         -----------

1.    Amount Available                                            1,431,635.90
                                                                --------------

Interest

2.    Aggregate Interest                                          1,012,883.71        3.28858347
                                                                --------------       -----------


3.    Amount Applied to:
      (a)  accrued but unpaid Interest

4.    Remaining:
      (a)  accrued but unpaid Interest

5.    Monthly Interest                                            1,012,883.71
                                                                --------------

Principal

6.    Current month's principal distribution                        418,752.19        1.35958503
                                                                --------------       -----------

7.    Remaining outstanding principal balance                   167,230,965.09       542.9576789
                                                                --------------       -----------
      Pool Factor                                                   0.54295768
                                                                --------------

8.    Present value of the projected remaining aggregate
      cashflows of the Finance I Assets and the
      Residual Assets, as of the immediately
      preceding Distribution Date                               469,215,074.64**
                                                                --------------

9.    Aggregate amount on deposit in Reserve Fund                 7,500,000.00
                                                                --------------

10.   Subordinated Certificateholder payment  (interest
      earnings on Reserve Fund, pursuant to Section 5.8)             28,478.04
                                                                --------------

11.   Aggregate principal balance of loans
      refinanced by Green Tree Financial                          6,117,001.46
                                                                --------------

12.   Weighted average CPR                                              15.41%
                                                                --------------

13.   Weighted average CDR                                               4.43%
                                                                --------------

14.   Annualized net loss percentage                                     2.46%
                                                                --------------

15.   Delinquency         30-59 day                                      1.59%
                                                                --------------
                          60-89 day                                      0.59%
                                                                --------------
                          90+ day                                        0.99%
                                                                --------------
                          Total 30+                                      3.17%
                                                                --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 12/15/98.

Green Tree Financial
Net Interest Margin Trust 1995-A
December, 1998
Payment: January 15, 1999




                                          Fee Assets
                    ----------------------------------------------------------
                     Guarantee               Inside                Fee Asset
                       Fees                   Refi                   Total
                    ----------------------------------------------------------

GTFC 1994-5          47,386.92             35,378.42                 82,765.34
GTFC 1994-6          25,877.84             39,735.79                 65,613.63
GTFC 1994-7               0.00             29,761.79                 29,761.79
GTFC 1994-8          15,664.48             45,375.05                 61,039.53
GTFC 1995-1               0.00             69,879.31                 69,879.31
GTFC 1995-2               0.00                  0.00                      0.00
GTFC 1995-3               0.00            118,269.31                118,269.31
GTFC 1995-4               0.00             72,589.98                 72,589.98
GTFC 1995-5               0.00                  0.00                      0.00
                    ----------------------------------------------------------

                     88,929.24            410,989.65                499,918.89

Total amount of Guarantee Fees and

     Inside Refinance Payments                                      499,918.89
                                                                --------------

Subordinated Servicing Fees                                         661,359.09
                                                                --------------

Payment on Finance 1 Note                                         1,161,277.98
                                                                --------------

Allocable to Interest (current)                                     739,752.75
                                                                --------------

Allocable to accrued but unpaid Interest                                  0.00
                                                                --------------

Accrued and unpaid Trustee Fees                                           0.00
                                                                --------------

Allocable to Principal                                              421,525.23
                                                                --------------

Finance 1 Note Principal Balance                                122,020,309.22
                                                                --------------

Green Tree Financial
Net Interest Margin Trust 1995-A
December, 1998
Payment: January 15, 1999



                                           Inside
                     Residual               Refi                Total
                   ------------------------------------------------------

GTFC 1994-5               0.00                 0.00               0.00
GTFC 1994-6               0.00                 0.00               0.00
GTFC 1994-7               0.00                 0.00               0.00
GTFC 1994-8               0.00                 0.00               0.00
GTFC 1995-1               0.00                 0.00               0.00
GTFC 1995-2          65,836.75            31,080.21          96,916.96
GTFC 1995-3               0.00                 0.00               0.00
GTFC 1995-4               0.00                 0.00               0.00
GTFC 1995-5          77,506.71            95,934.25         173,440.96
                   ------------------------------------------------------

                    143,343.46           127,014.46         270,357.92

                   Total Residual and Inside

                       Refinance Payments                   270,357.92